                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

   Date of Report: January 25, 1999

                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


     Delaware                         1-12898                   38-2011419
     --------                         -------                   ----------
   (State or other                 (Commission              (I.R.S. Employer
   jurisdiction                    File Number)             Identification No.)
   of incorporation)


  27555 Farmington Road
  Farmington Hills, Michigan                                     48334-3357
  --------------------------                                     ----------
  (Address of principal                                           (zip code)
     executive offices)


Registrant's telephone number, including area code (248) 488-7000


Total Pages:  7

Item 5.   Other Events

          Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits
          ---------------------------------------------------------

        See attached Distribution Reports as of January 25, 1999 for Series 1987-2, Distribution Reports as of February 1, 1999 for Series 1988-1 and 1988-2 and Distribution Reports as of January 20, 1999 for Series 1990-1.



                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                   (Registrant)


Date: January 25, 1999                  By: /s/ Larry N. Ciofu
                                            -------------------------------
                                            Larry N. Ciofu
                                            Vice President

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1987-2

                    Distribution Date Statement for 25-Jan-99

         COUPON      Principal     Number of      Interest        Interest
 Class    RATE      Outstanding   Certificates    Accrued         Payable
 -----   ------    -------------  ------------   ----------     ------------
 2-A    0.0000%            $0.00      45,100          $0.00            $0.00

 2-B    7.0000%            $0.00      18,000          $0.00            $0.00

 2-C    7.0000%            $0.00      19,700          $0.00            $0.00

 2-D    9.5500%            $0.00         124          $0.00            $0.00

 2-E    9.9500%    $7,570,947.82       5,200     $62,775.78       $62,775.78
                   -------------      ------     ----------       ----------
                   $7,570,947.82      88,124     $62,775.78       $62,775.78



         Interest                         Principal        Principal           Per $1,000
         Payable Per      Principal      Payable Per      Balance After        CTF After
 Class   $1,000 CTF        Payable       $1,000 CTF         25-Jan-99           25-Jan-99
 -----   -----------     -----------    -------------    --------------      --------------
 2-A      $0.000000       $0.000000         $0.000000             $0.00           $0.000000

 2-B      $0.000000       $0.000000         $0.000000             $0.00           $0.000000

 2-C      $0.000000       $0.000000         $0.000000             $0.00           $0.000000

 2-D      $0.000000       $0.000000          -                    $0.00           $0.000000

 2-E     $12.072265     $166,620.20        $32.042346     $7,404,327.62       $1,423.909158
                        -----------                       -------------
                        $166,620.20                       $7,404,327.62

Ending Aggregate Agency MBS Balance:                      $7,424,118.59


                                                                  Interest
                                                                  Payable
                                                                 -----------
        Agency MBS Collections :
                Interest                                            $63,256.15
                Principal                                          $166,620.20
        Investment Income                                              $343.88
                                                                 -------------
        TOTAL AVAILABLE                                            $230,220.23

        Due to Certificateholders                                  $229,395.98
                                                                 -------------
        Available for Expenses and Residual Payments                   $824.25

        Expenses Payable                                              ($246.36)
                                                                 -------------
        Net Balance                                                    $577.89
                                                                 =============


        Due to Residual Holders                                        $577.89

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                       $28.8945




                                                                   Principal
                                                                 Balance After
                                                                    25-Jan-99
                                                                 --------------
Accrual Distribution Amount:                                             $0.00
Aggregate Cash Flow Value Decline:                                 $166,620.20


                                                               THE FIRST NATIONAL BANK OF CHICAGO,
                                                               as Trustee
                                                               Corporate Trust Division
                                                               Suite 0126
                                                               One First National Plaza
                                                               Chicago, Illinois  60670
                                                               (312)407-4660

** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-1

                    Distribution Date Statement for 1-Feb-99



         COUPON       Principal      Number of       Interest         Interest
 Class    RATE       Outstanding    Certificates     Accrued           Payable
 -----   -------    -------------   ------------    ----------       -----------
  A      0.0000%            $0.00       38,510           $0.00             $0.00

  B      8.0000%            $0.00       51,050           $0.00             $0.00

  Z      9.9000%    $7,642,023.47       10,440      $63,046.69        $63,046.69
                    -------------       ------      ----------        ----------
                    $7,642,023.47      100,000      $63,046.69        $63,046.69


                                                                            Principal Balance
             Interest                       Principal        Principal         Per $1,000
            Payable Per      Principal     Payable Per     Balance After        CTF After
 Class       $1,000 CTF      Payable*       $1,000 CTF        1-Feb-99           1-Feb-99
 -----      -----------     -----------    ------------    -------------    -----------------
  A           $0.000000           $0.00     $0.000000              $0.00          $0.000000

  B           $0.000000           $0.00     $0.000000              $0.00          $0.000000

  Z           $6.038955     $258,923.94    $24.801144      $7,383,099.53        $707.193442
                            -----------                    -------------
                            $258,923.94                    $7,383,099.53


            Ending Aggregate Agency MBS Balance:           $7,383,367.06





                                                                      Interest
                                                                       Payable
                                                                    ------------
        Agency MBS Collections:
                 Interest                                             $63,685.78
                 Principal                                           $258,923.94
        Investment Income                                                $564.64
                                                                     -----------
        TOTAL AVAILABLE                                              $323,174.36

        Due to Certificateholders                                   ($321,970.63)
                                                                     -----------
        Available for Expenses and Residual Payments                   $1,203.73

        Expenses Payable                                                ($205.39)

                                                                     -----------
        Net Balance                                                      $998.34
                                                                     ===========


        Due to Residual Holders                                          $998.34

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                         $49.9170


                                                    Principal Balance
                                                       Per $1,000
                                                        CTF After
                                                         1-Feb-99
                                                    -----------------
 Accrual Distribution Amount:                                 $0.00
 Aggregate Cash Flow Value Decline:                     $258,923.94
                                                        -----------
 *Aggregate Amount of Principal Distributable:          $258,923.94







                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Trustee
                                 Corporate Trust Division
                                 Suite 0126
                                 One First National Plaza
                                 Chicago, Illinois  60670
                                 (312)407-4660


                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-2
                    Distribution Date Statement for 1-Feb-99



         COUPON       Principal       Number of     Interest          Interest
 Class    RATE       Outstanding    Certificates     Accrued          Payable
 -----   -------    -------------   ------------   -----------      ------------
 2-A     0.0000%            $0.00       39,750           $0.00             $0.00

 2-B     7.0000%            $0.00       24,540           $0.00             $0.00

 2-C     7.0000%            $0.00       10,930           $0.00             $0.00

 2-D     7.0000%            $0.00       14,580           $0.00             $0.00

 2-Z     9.4000%    $9,846,249.30       10,200      $77,128.95        $77,128.95
                    -------------      -------      ----------        ----------
                    $9,846,249.30      100,000      $77,128.95        $77,128.95



                                                                             Principal Balance
             Interest                        Principal       Principal          Per $1,000
            Payable Per      Principal      Payable Per    Balance After         CTF After
 Class       $1,000 CTF       Payable*       $1,000 CTF       1-Feb-99            1-Feb-99
 -----      -----------     ------------    -----------    --------------    -----------------
 2-A          $0.000000            $0.00     $0.000000              $0.00          $0.000000

 2-B          $0.000000            $0.00     $0.000000              $0.00          $0.000000

 2-C          $0.000000            $0.00     $0.000000              $0.00          $0.000000

 2-D          $0.000000            $0.00     $0.000000              $0.00          $0.000000

 2-Z          $7.561662      $384,063.80    $37.653314      $9,462,185.50        $927.665245
                             -----------                    -------------
                             $384,063.80                    $9,462,185.50


            Ending Aggregate Agency MBS Balance:            $9,462,200.25



                                                                      Interest
                                                                       Payable
                                                                     -----------

        Agency MBS Collections :
                 Interest                                             $77,949.56
                 Principal                                           $384,063.80
        Investment Income                                                $523.69

        TOTAL AVAILABLE                                              $462,537.05

        Due to Certificateholders                                   ($461,192.75)

        Available for Expenses and Residual Payments                   $1,344.30

        Expenses Payable                                                ($260.58)

        Net Balance                                                    $1,083.72
                                                                     ===========


        Due to Residual Holders                                        $1,083.72

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                         $54.1860


                                                    Principal Balance
                                                       Per $1,000
                                                        CTF After
                                                         1-Feb-99
                                                    -----------------
Accrual Distribution Amount:                                  $0.00
Aggregate Cash Flow Value Decline:                      $384,063.80
                                                        -----------
*Aggregate Amount of Principal Distributable:           $384,063.80

Principal Allocation:            Class 2-A:                  0.0000%
                                 Class 2-D:                  0.0000%


                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Trustee
                                 Corporate Trust Division
                                 Suite 0126
                                 One First National Plaza
                                 Chicago, Illinois  60670
                                 (312)407-4660



                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1

                    Distribution Date Statement for 20-Jan-99

                      UPPER TIER REMIC REGULAR CERTIFICATES


         COUPON      Principal     Number of    Interest    Interest
Class     RATE      Outstanding     Cert.       Accrued     Payable
-----   --------    -----------   ----------   ----------  ----------
 1-A     8.5000%           $0.00     15,250        $0.00        $0.00

 1-B     9.0000%           $0.00     10,500        $0.00        $0.00

 1-C     9.0000%           $0.00      6,500        $0.00        $0.00

 1-D     9.0000%           $0.00     16,500        $0.00        $0.00

 1-E     9.0000%   $6,365,870.14     12,000   $47,744.03   $47,744.03

 1-F     0.0000%           $0.00     18,500        $0.00        $0.00

 1-G     0.0000%           $0.00     12,450        $0.00        $0.00

 1-H     0.0000%           $0.00      4,850        $0.00        $0.00

 1-I   259.5000%      $12,731.74        152    $2,753.24    $2,753.24
                   -------------     ------   ----------   ----------
                   $6,378,601.88     96,702   $50,497.27   $50,497.27



                                                                      Principal Balance
            Interest                    Principal      Principal      Per $1,000
          Payable Per     Principal     Payable Per  Balance After    CTF After
Class      $1,000 CTF      Payable*      $1,000 CTF       20-Jan-99           20-Jan-99
-----     -------------   -----------   -----------  --------------   -----------------
 1-A          $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-B          $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-C          $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-D          $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-E          $3.978669   $249,931.16   $20.827597    $6,115,938.98      $509.661582

 1-F          $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-G          $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-H          $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-I         $18.113421       $499.86    $3.288553       $12,231.88       $80.472895
                          -----------                 -------------
                          $250,431.02                 $6,128,170.86







                      UPPER TIER REMIC REGULAR CERTIFICATES



        COUPON       Principal     Number of   Interest    Interest
         RATE       Outstanding     Cert.      Accrued      Payable
        --------    -----------   ----------   --------    ---------
 1-R     0.0000%          $0.00      3,298       $7.96        $7.96


                                                                     Principal Balance
           Interest                    Principal      Principal      Per $1,000
         Payable Per     Principal     Payable Per  Balance After    CTF After
          $1,000 CTF      Payable*      $1,000 CTF       20-Jan-99           20-Jan-99
         -----------     ---------     -----------  --------------  ------------------
 1-R       $0.002414         $0.00       $0.000000           $0.00        $0.000000



                       LOWER TIER REMIC REGULAR INTERESTS

                                                                            Principal
        COUPON       Principal     Number of    Interest    Principal     Balance After
Class    RATE       Outstanding   Certificates   Accrued    Payable*            20-Jan-99
-----   --------    ------------- ------------ ---------   -----------    ---------------
1-AS     9.5000%           $0.00     15,311         $0.00        $0.00             $0.00

1-BS     9.5000%           $0.00     10,521         $0.00        $0.00             $0.00

1-CS     9.5000%           $0.00      6,513         $0.00        $0.00             $0.00

1-DS     9.5000%           $0.00     16,533         $0.00        $0.00             $0.00

1-ES     9.5000%   $6,378,601.87     12,024    $50,497.26  $250,431.02     $6,128,170.85

1-FS     9.5000%           $0.00     30,950         $0.00        $0.00             $0.00

1-HS     9.5000%           $0.00      8,148         $0.00        $0.00             $0.00

                   -------------    -------    ----------  -----------     -------------
                   $6,378,601.87    100,000    $50,497.26  $250,431.02     $6,128,170.85


                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1
                DISTRIBUTION DATE STATEMENT FOR January 20, 1999



         Agency MBS Collections :
                  Interest                                           $50,505.23
                  Principal                                         $250,431.02
         Investment Income                                              $164.02
                                                                    -----------
         Lower Tier REMIC Collection Account                        $301,100.27
                                                                    -----------
         Upper Tier REMIC Collection Account                        $301,100.27

         Aggregate Prin Payable to Holders of
         Upper Tier REMIC Regular Certificate                      ($250,431.02)

         Aggregate Interest Payable to Holders of
         Upper Tier REMIC Regular Certificates                      ($50,497.27)

         Expenses Payable                                                 $0.00



         REMIC Taxes Payable                                              $0.00

         Interest Payable to Class 1-R Certificate                       ($7.96)



         Principal Payable to Class 1-R Certificate                       $0.00

         Due to Class 1-RS Certificate                                 ($164.02)
                                                                    -----------
         Net Balance                                                      $0.00
                                                                    ===========





Beginning Aggregate Agency MBS Balance :               $100,001,006.61
Ending Aggregate Agency MBS Balance :                    $6,129,177.29


  Aggregate Cash Flow Value Decline:                       $250,431.02
                                                       ---------------
  *Aggregate Amount of Principal Distributable:            $250,431.02



  Principal Allocation:


  Aggregate Amount of Principal
  Distributable to Classes 1-D and 1-I:


  Class 1-E:                2.08275967%
  Class 1-I:                0.29596053%

  Aggregate Amount of Principal
  Distributable to Classes 1-G,1-H and 1-R :

  Class 1-R:                0.00000000%





  THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee
  Corporate Trust Division
  Suite 0126
  One First National Plaza
  Chicago, Illinois  60670
  (312)407-4660